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Exhibit 10.a.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-92229) pertaining to the 1993 Stock Option Plan and the 1996 Employee Stock Purchase Plan and in the Registration Statement (Form S-8 No. 333-138697) pertaining to the 2006 Stock Option Plan of Biovail Corporation, of our reports dated March 19, 2007, with respect to the consolidated financial statements and schedules of Biovail Corporation, Biovail Corporation management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Biovail Corporation, included in the Annual Report (Form 20-F) for the year ended December 31, 2006.

Toronto, Canada	/s/ ERNST & YOUNG LLP
March 21, 2007	Chartered Accountants

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM